                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                           DATE OF REPORT: MAY 4, 1999



                               INSILCO CORPORATION
             (Exact Name of Registrant as specified in its charter)




          Delaware                      0-22098               06-0635844
          --------                      -------               ----------
(State or other jurisdiction of   (Commission File No.)   (IRS Employer
incorporation or organization)                            Identification Number)



                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)

ITEM 5.  OTHER EVENTS.

Insilco Holding Co.'s press release issued May 4, 1999 is attached as an exhibit and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           Exhibit No.                        Description

              99 (a)              Press release of Insilco Holding Co.
                                  issued May 4, 1999.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   INSILCO CORPORATION
                                           ------------------------------------
                                           Registrant



Date: May 11, 1999                      By:   /s/ David A. Kauer
                                           ------------------------------------
                                             David A. Kauer
                                             Vice President and Chief Financial
                                              Officer

                                  EXHIBIT INDEX


     Exhibit No.           Description


     99 (a)           Press release of Insilco Holding Co. issued May 4, 1999.